Exhibit 10.1

FIFTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of April 27, 2016 (the “Fifth Amendment Effective Date”), is among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.
WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 12, 2013, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 5, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 27, 2014, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of June 23, 2015, and as may be further renewed, extended, amended, restated or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested (a) to decrease the Aggregate Committed Sum from $700,000,000 to $664,444,444.46 and (b) to extend the maturity date of the Aggregate Committed Sum, and certain Lenders have agreed to extend the maturity of their Committed Sum;
WHEREAS, the Lenders that have not agreed to extend the maturity of their Committed Sum shall be Exiting Lenders (as defined below), and the Borrower shall pay such Exiting Lender all principal, interest, fees and other charges owed to such Exiting Lender under the Loan Documents in connection with this Fifth Amendment subject to the terms and conditions hereof;
WHEREAS, the Borrower has requested that the Administrative Agent and Lenders amend the Credit Agreement to reflect the changes set forth below; and
WHEREAS, the Administrative Agent and Lenders party hereto have agreed to such request, subject to the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Unless otherwise defined in this Fifth Amendment, terms used in this Fifth Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Fifth Amendment). The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Fifth Amendment.

Section 2.Amendment to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, but subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

(a)Amended Definitions. The definitions of “Aggregate Committed Sum”, “Defaulting Lender”, “Loan Documents”, and “Stated Maturity Date” contained in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety as follows:

“Aggregate Committed Sum” means, on any date of determination, the sum of all Committed Sums then in effect for all Lenders in respect of the Facility (as the same may have been increased, reduced or canceled as provided in the Loan Documents). The Aggregate Committed Sum on the Fifth Amendment Effective Date is $664,444,444.46.
“Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder, or (ii) pay to the Administrative Agent, the L/C Issuer or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a Bail-In Action, (ii) become the subject of a proceeding under any Debtor Relief Law, or (iii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) upon delivery of written notice of such determination to the Borrower, the L/C Issuer and each Lender.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, each Note, the Master Consent to Assignment, each of the Collateral Documents, the Agent/Arranger Fee Letters, the Engagement Letter, each Committed Loan Notice, each Compliance Certificate, the Guaranties, each Letter of Credit Application and each other agreement, document or instrument executed and delivered by a Loan Party from time to time in connection with this Agreement and the Notes.
“Stated Maturity Date” means March 28, 2020.

(b)New Definitions. Section 1.01 of the Credit Agreement and the list of defined terms set forth therein shall be amended to add the following definitions to such Section and the list of defined terms set forth therein in appropriate alphabetical order to read in full as follows:

“Additional Joint Lead Arrangers/Bookrunners” means, collectively, ABN AMRO Capital USA LLC and Regions Capital Markets, a division of Regions Bank, as additional joint lead arrangers and additional joint book runners.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Co-Documentation Agents” means, collectively, ABN AMRO Capital USA LLC and Regions Bank as of the Fifth Amendment Effective Date.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Fifth Amendment” means that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of April 27, 2016 by and among the Borrower, MLP, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
“Fifth Amendment Effective Date” means April 27, 2016.
“Syndication Agent” means Wells Fargo Bank, N.A.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c)Amendment to Section 2.15(a)(iv) of the Credit Agreement. The last sentence of Section 2.15(a)(iv) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

Subject to Section 10.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(d)Amendment to Section 3.07 of the Credit Agreement. Section 3.07 of the Credit Agreement shall be amended by deleting the reference to the phrase “and continues as a Defaulting Lender for more than five (5) Business Days at any time” in its entirety from the first sentence therein.

(e)Addition of a new Section 5.27 to the Credit Agreement. A new Section 5.27 shall be added to the end of Article V of the Credit Agreement to read in full as follows:

Section 5.27 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.
(f)Amendment to Section 7.07(e) of the Credit Agreement. Paragraph (e) of Section 7.07 of the Credit Agreement shall be amended by (i) inserting a reference to the phrase “on or after the Fifth Amendment Effective Date,” at the beginning of such paragraph, (ii) inserting a reference to the phrase “on or after the Fifth Amendment Effective Date” immediately after the reference to “$25,000,000” in such paragraph and (iii) amending and restating clause (v) in such paragraph in its entirety to read in full as follows:

(v) such purchase, redemption or other acquisition is made solely with funds attributable to the net proceeds of Dispositions of assets permitted hereunder received by a Loan Party no earlier than 90 days prior to the date of such purchase, redemption or other acquisition
(g)Amendment to Section 7.16 of the Credit Agreement. The proviso at the end of Section 7.16 of the Credit Agreement shall be amended by (i) inserting a reference to the phrase “, on or after the Fifth Amendment Effective Date,” immediately after the reference to “; provided that” at the beginning of such proviso, (ii) inserting a reference to the phrase “on or after the Fifth Amendment Effective Date” immediately after the reference to “$25,000,000” in such proviso, (iii) adding a comma (“,”) immediately at the end of clause (ii) in such proviso, (iv) deleting the reference to “and” immediately prior to the reference to clause (iii) in such proviso and (v) adding a new clause (iv) and a new clause (v) immediately prior to the period (“.”) at the end of Section 7.16 of the Credit Agreement to read in full as follows:

, (iv) the amount paid in respect of any MLP Senior Notes being redeemed, purchased or otherwise acquired does not exceed 85% of the stated principal amount of such MLP Senior Notes and (v) such purchase, redemption or other acquisition is made solely with funds attributable to the net proceeds of Dispositions of assets permitted hereunder received by a Loan Party no earlier than 90 days prior to the date of such purchase, redemption or other acquisition

(h)Amendment to Section 9.11 of the Credit Agreement. Section 9.11 of the Credit Agreement shall be amended by replacing the reference to the phrase “facing page or signature pages of this Agreement as any type of agent (other than the Administrative Agent and the Collateral Agent), “lead arranger,” or “book runner”” with a reference to the phrase “cover page or signature pages to or as otherwise set forth in this Agreement as any type of agent (including, without limitation, the Co-Documentation Agents and the Syndication Agent, but excluding the Administrative Agent and the Collateral Agent), an Arranger, an Additional Joint Lead Arranger/Bookrunner or otherwise identified as a lead arranger or bookrunner”.

(i)Amendment to Section 10.02(e) of the Credit Agreement. Section 10.02(e) of the Credit Agreement shall be amended by replacing (i) the reference to “Issuing Banks” set forth in Section 10.02(e)(i) with a reference to “L/C Issuer” and (ii) the reference to “any Issuing Bank” set forth in Section 10.02(e)(ii) with a reference to “the L/C Issuer”.

(j)Amendment to Section 10.07(d) of the Credit Agreement. Section 10.07(d) of the Credit Agreement shall be amended by inserting a reference to “non-fiduciary” immediately prior to the reference to “agent of the Borrower,” therein.

(k)Amendment to Section 10.16(b) of the Credit Agreement. Section 10.16(b) of the Credit Agreement shall be amended by inserting a proviso at the end of such clause to read in full as follows:

; provided that nothing in this paragraph shall limit the Loan Parties’ indemnity and reimbursement obligations set forth in the Loan Documents, including, without limitation Section 10.05.
(l)Addition of a new Section 10.22 to the Credit Agreement. A new Section 10.22 shall be added to the end of Article X of the Credit Agreement to read in full as follows:

Section 10.22 Acknowledgment and Consent to Bail-In of EEA Financial Institutions.     Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(m)Addition of a new Section 10.23 to the Credit Agreement. A new Section 10.23 shall be added to the end of Article X of the Credit Agreement to read in full as follows:

Section 10.23 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.
(b)    Each Loan Party acknowledges and agrees that each Lender, the Arrangers and any Affiliate thereof may, subject to Section 10.08, lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, the MLP, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Facility) and without any duty to account therefor to any other Lender, the Arrangers, the MLP, the Borrower or any Affiliate of the foregoing.
(n)Replacement of Schedule 1.01(a) to the Credit Agreement. Schedule 1.01(a) to the Credit Agreement shall be replaced in its entirety with Annex I attached hereto.

(o)Replacement of Schedule 2.01 to the Credit Agreement. Schedule 2.01 to the Credit Agreement shall be replaced in its entirety with Annex II attached hereto, which reflects, as of the Fifth

Amendment Effective Date, the Lenders, the Pro Rata Share and the Committed Sum of each Lender. Upon the Fifth Amendment Effective Date, (i) each Lender who holds Loans in an aggregate amount less than its respective Pro Rata Share (after giving effect to this Fifth Amendment) of all Committed Loans shall advance new Committed Loans which shall be disbursed to the Administrative Agent and used to repay the Committed Loans outstanding to each Lender who holds Committed Loans in an aggregate amount greater than its respective Pro Rata Share of all Committed Loans, (ii) each Lender’s participation in the L/C Obligations shall be automatically adjusted to equal its Pro Rata Share (after giving effect to this Fifth Amendment), and (iii) such other adjustments shall be made as the Administrative Agent shall specify so that the amount of each Lender’s respective Outstanding Amount equals its Pro Rata Share (after giving effect to this Fifth Amendment) of the Outstanding Amount of all Committed Loans and L/C Obligations.

Section 3.Exiting Lenders. Subject to receipt of funds necessary to pay off all principal, interest, fees and other charges owed under the Loan Documents to CIT Bank, N.A. (as successor-in-interest to OneWest Bank, N.A. and CIT Finance LLC), Citibank, N.A., Morgan Stanley Bank, N.A., Santander Bank, N.A., Société Générale and Whitney Bank (collectively, the “Exiting Lenders”, and each individually, an “Exiting Lender”), each of the Exiting Lenders hereby (a) consents to this Fifth Amendment as required under Section 10.01 of the Credit Agreement and (b) acknowledges and agrees to Section 2(o) of this Fifth Amendment. Each of the parties hereto hereby agrees and confirms that after giving effect to Section 2(o) of this Fifth Amendment, each of the Exiting Lender’s Committed Sum shall be $0, its Commitments to lend and all of its obligations under the Credit Agreement shall be terminated and each of the Exiting Lenders shall cease to be a Lender for all purposes under the Loan Documents. The Lenders hereby waive any requirement of the Credit Agreement (including Section 2.03(e) of the Credit Agreement) that requires payments to Lenders to be made on a pro rata basis solely to the extent necessary to permit the payment to the Exiting Lenders of the amounts required by Section 4(i) of this Fifth Amendment.

Section 4.Conditions of Effectiveness. This Fifth Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:

(a)the Administrative Agent has received a counterpart of this Fifth Amendment (which may be by telecopy or other electronic transmission) executed by the Borrower, the MLP, the other Loan Parties, the Administrative Agent, and the Lenders;

(b)the Administrative Agent has received an amended and restated promissory note payable to each Lender that has previously requested a promissory note, as applicable, or that is requesting a promissory note pursuant to Section 2.09(a) of the Credit Agreement in the amount of such Lender’s Commitment as indicated on Schedule 2.01 to the Credit Agreement (as amended hereby); provided that each such Lender receiving a replacement promissory note hereby agrees to return its existing original promissory note to the Borrower promptly after receiving such replacement promissory note;

(c)the Administrative Agent has received (i) a certificate of each Loan Party, dated as of the Fifth Amendment Effective Date and executed by an appropriate officer, which shall (A) certify the resolutions or other action authorizing the execution, delivery and performance of this Fifth Amendment and (B) certify that certain documents previously delivered to the Administrative Agent are in full force and effect as of the Fifth Amendment Effective Date or contain appropriate attachments, including the certificate or articles of incorporation or organization or equivalent constitutional documents of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, and incumbency certificates, (ii) a good standing certificate for each Loan Party from its jurisdiction of incorporation or organization as of a recent date, and (iii) a certificate from the chief financial officer of the Borrower and the MLP (in form and substance reasonably satisfactory to the Administrative Agent, Wells Fargo Securities, LLC and RBC Capital Markets (Wells Fargo Securities, LLC and RBC Capital Markets, together, the “Arrangers”)) certifying that, after giving pro forma effect to this Fifth Amendment, the MLP, the Borrower and their subsidiaries (on a consolidated basis) are solvent;

(d)the Administrative Agent has received opinions of (i) Baker Botts L.L.P., counsel to the Loan Parties and (ii) local counsel in each jurisdiction applicable to the transactions contemplated by this Fifth Amendment and as reasonably requested by the Administrative Agent, in each case in form and substance acceptable to the Administrative Agent and its counsel;

(e)all governmental and third party consents to the transactions contemplated hereby, the obtaining of which is a condition to the MLP’s, the Borrower’s or their affiliates’ funding obligations under the Credit Agreement, have been obtained and shall be in full force and effect;

(f)the Administrative Agent has received a certificate signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement as of such date, (iii) since December 31, 2015, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect, (iv) there is no litigation, investigation or proceeding known to and affecting the Borrower or any affiliate for which the Borrower is required to give notice under the Credit Agreement, and (v) no action, suit, investigation or proceeding is pending or, to the knowledge of such officer, threatened in any court or before any arbitrator or Governmental Authority by or against the Borrower, any Guarantor, the MLP’s general partner, or any of their respective properties that could reasonably be expected to have a Material Adverse Effect;

(g)the Borrower has paid (i) fees to the Arrangers, the Administrative Agent (on behalf of itself and the Lenders) and other fees and expenses due and payable pursuant to any fee letters applicable to this Fifth Amendment between the Borrower and the Arrangers and (ii) the Administrative Agent’s and the Arrangers’ reasonable legal fees and expenses to the extent invoiced prior to closing;

(h)the Borrower has (i) delivered an amendment to each applicable Mortgage to extend the maturity date described therein and (ii) paid funds sufficient to pay any filing or recording tax or fee in connection with the filing of such amendments to the applicable Mortgages, or has made arrangements satisfactory to the Administrative Agent and the Arrangers for payment of such amounts;

(i)the Administrative Agent shall have received (on behalf of the Exiting Lenders) funds necessary to pay all principal, interest, fees and other charges owed to the Exiting Lenders under the Loan Documents; and

(j)the Administrative Agent has received such other documents as may be reasonably required by the Administrative Agent or the Arrangers.

Without limiting the generality of the provisions of Article IX of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender (other than an Exiting Lender) that has signed this Fifth Amendment shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required under this Section 4, in each case, in accordance with the requirements of the Credit Agreement, to be consented to or approved by or be acceptable or satisfactory to a Lender (other than an Exiting Lender). Upon the satisfaction (or waiver in accordance with Section 10.01 of the Credit Agreement) of the conditions set forth in this Section 4, the Administrative Agent shall promptly provide written notice to the Borrower, the Lenders (including the Exiting Lenders) and L/C Issuer of the effectiveness of this Fifth Amendment, and such notice shall be conclusive and binding.
Section 5.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:

(a)This Fifth Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, after giving effect to this Fifth Amendment, as if made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

(c)As of the date hereof, after giving effect to this Fifth Amendment, no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to this Fifth Amendment and the transactions contemplated hereby.

(d)No Loan Party has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof.

Section 6.Effect of Amendment.

(a)This Fifth Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Fifth Amendment. Except as otherwise expressly provided by this Fifth Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Fifth Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)Each of the undersigned Guarantors is executing this Fifth Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Fifth Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Fifth Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Fifth Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

(c)No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.

(d)Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

Section 7.Post-Closing Deliverables. To the extent that the Administrative Agent reasonably requests title endorsements with respect to the mortgaged properties subject to existing title policies as of the Fifth Amendment Effective Date, the Borrower shall, within sixty (60) days following the Fifth Amendment Effective Date (as such date may be extended by the Administrative Agent in writing in its reasonable discretion), (a) deliver to the Administrative Agent any certificates or other information reasonably requested by the Administrative Agent or its counsel to obtain such title endorsements and (b) pay the title company invoices received by the Borrower to obtain such title endorsements.

Section 8.Miscellaneous. This Fifth Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Fifth Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Fifth Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Fifth Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Fifth Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

Section 9.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS FIFTH AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.
MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President and
Chief Financial Officer

MOP MIDSTREAM HOLDINGS LLC,
a Delaware limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President, Treasurer and
Chief Financial Officer

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM NGL HOLDINGS, LLC, a Delaware limited liability company, as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant

Title:	Executive Vice President and Chief
Financial Officer

MARTIN MIDSTREAM NGL HOLDINGS II, LLC, a Delaware limited liability company, as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant

Title:	Executive Vice President and Chief
Financial Officer

CARDINAL GAS STORAGE PARTNERS LLC,
a Delaware limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

PERRYVILLE GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

ARCADIA GAS STORAGE, LLC,
a Texas limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

CADEVILLE GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

MONROE GAS STORAGE COMPANY, LLC,
a Delaware limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:    /s/ Rodica Dutka
Name:    Rodica Dutka
Title:    Manager, Agency

ROYAL BANK OF CANADA,
as a Lender and as L/C Issuer

By:    /s/ Jason S. York
Name:    Jason S. York
Title:    Authorized Signatory

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:    /s/ Andrew Ostrov
Name:    Andrew Ostrov
Title:    Director

ABN AMRO CAPITAL USA LLC,
as Co-Documentation Agent and a Lender

By:    /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

By:    /s/ Kaylan Hopson
Name:    Kaylan Hopson
Title:    Vice President

REGIONS BANK,
as Co-Documentation Agent and a Lender

By:    /s/ David Valentine
Name:    David Valentine
Title:    Director

BNP PARIBAS,
as a Lender

By:    /s/ Claudia Bianchi Biedenham
Name:    Claudia Bianchi Biedenham
Title:    Vice President

By:    /s/ Matt Worstell
Name:    Matt Worstell
Title:    Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Matthew Molero
Name:    Matthew Molero
Title:    Senior Vice-President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Rodrigo Torres
Name:    Rodrigo Torres
Title:    Vice President

By:    /s/ Susana Fornies
Name:    Susana Fornies
Title:    Assistant Vice President

NATIXIS,
as a Lender

By:    /s/ Timothy Polvado
Name:    Timothy Polvado
Title:    Senior Managing Director

By:    /s/ Jarrett C. Price
Name:    Jarrett C. Price
Title:    Director

SUNTRUST BANK,
as a Lender

By:    /s/ Carmen Malizia
Name:    Carmen Malizia
Title:    Director

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Jameson Burke
Name:    Jameson Burke
Title:    Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ DeVon J. Lang
Name:    DeVon J. Lang
Title:    Senior Vice President

COMPASS BANK,
as a Lender

By:    /s/ Jay Tweed
Name:    Jay Tweed
Title:    Senior Vice President

COMERICA BANK,
as a Lender

By:    /s/ Corey R. Bailey
Name:    Corey R. Bailey
Title:    Senior Vice President

CADENCE BANK, N.A.,
as a Lender

By:    /s/ David Anderson
Name:    David Anderson
Title:    Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:    /s/ Katsuyuki Kubo
Name:    Katsuyuki Kubo
Title:    Managing Director

GOLDMAN SACHS BANK USA,
as a Lender

By:    /s/ Rebecca Kratz
Name:    Rebecca Kratz
Title:    Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jonathan Luchansky
Name:    Jonathan Luchansky
Title:    Vice President

RAYMOND JAMES BANK, N.A.,
as a Lender

By:    /s/ Scott G. Axelrod
Name:    Scott G. Axelrod
Title:    Senior Vice President

Each of the Exiting Lenders are executing this Fifth Amendment as of the date and year first above written for the sole purpose of Section 3 hereof.
EXITING LENDERS:
CIT BANK, N.A. (as successor-in-interest to
OneWest Bank, N.A. and CIT Finance LLC),
as an Exiting Lender

By:    /s/ Stewart McLeod
Name:    Stewart McLeod
Title:    Director

CITIBANK, N.A.,
as an Exiting Lender

By:    /s/ Tom Benavides
Name:    Tom Benavides
Title:    Director

MORGAN STANLEY BANK, N.A.,
as an Exiting Lender

By:    /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

SANTANDER BANK, N.A.,
as an Exiting Lender

By:    /s/ Aiden Lanigan
Name:    Aiden Lanigan
Title:    Senior Vice President

By:    /s/ Puiki Lok
Name:    Puiki Lok
Title:    Vice President

SOCIÉTÉ GÉNÉRALE,
as an Exiting Lender

By:    /s/ Michiel V.M. van der Voort
Name:    Michiel V.M. van der Voort
Title:    Managing Director

WHITNEY BANK,
as an Exiting Lender

By:    /s/ Parker U. Mears
Name:    Parker U. Mears
Title:    Vice President

Annex I
SCHEDULE 1.01(a)
APPLICABLE RATE

Pricing Level	Leverage Ratio	Applicable Rate for Eurodollar Rate Loans/Letter of Credit Fees (bps)	Applicable Rate for Base Rate Loans (bps)	Commitment Fee (bps)
1	< 3.00x	200	100	30
2	³ 3.00x but < 3.50x	225	125	37.5
3	³ 3.50x but < 4.00x	250	150	37.5
4	³ 4.00x but < 4.50x	275	175	50
5	³ 4.50x	300	200	50

Annex II
SCHEDULE 2.01
COMMITTED SUMS

Lender	Committed Sum	Pro Rata Share
Royal Bank of Canada	$50,000,000.00	7.52508361%
Wells Fargo Bank, N.A.	$50,000,000.00	7.52508361%
ABN AMRO Capital USA LLC	$50,000,000.00	7.52508361%
Regions Bank	$50,000,000.00	7.52508361%
BNP Paribas	$40,000,000.00	6.02006689%
Capital One, National Association	$40,000,000.00	6.02006689%
Deutsche Bank AG New York Branch	$40,000,000.00	6.02006689%
Natixis	$40,000,000.00	6.02006689%
SunTrust Bank	$40,000,000.00	6.02006689%
Bank of America, N.A.	$35,000,000.00	5.26755853%
Branch Banking and Trust Company	$35,000,000.00	5.26755853%
Compass Bank	$35,000,000.00	5.26755853%
Comerica Bank	$35,000,000.00	5.26755853%
Cadence Bank, N.A.	$27,222,222.23	4.09698997%
Sumitomo Mitsui Banking Corporation	$27,222,222.23	4.09698997%
Goldman Sachs Bank USA	$25,000,000.00	3.76254181%
PNC Bank, National Association	$25,000,000.00	3.76254181%
Raymond James Bank, N.A.	$20,000,000.00	3.01003344%
Total:	$664,444,444.46	100.00000000%